Exhibit 99.2

Innovative Industrial Properties First Quarter 2024 Supplemental Financial Information

Innovative Industrial Properties 2 Overview Forward - Looking Statements 3 Company Overview 4 Financial Information Quarterly Performance Summary 5 Balance Sheet 6 Net Income 7 Statements of Cash Flows 8 FFO, Normalized FFO, and AFFO Reconciliation 9 Historical Net Income 10 Historical FFO, Normalized FFO, and AFFO Reconciliation 11 Portfolio Data Capital Commitments 12 Leasing Summary 13 Top Tenants Overview 14 Property List 15 – 17 Secured Loans 18 Capitalization Capital and Debt Summary 19 Definitions 20 – 21 Analyst Coverage 22 Senior Management Team and Board of Directors 23 Table of Contents

Innovative Industrial Properties 3 Forward - Looking Statements This Supplemental Financial Information Package include "forward - looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended) that are subject to risks and uncertainties . In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward - looking statements . Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward - looking statements . Forward - looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events . Forward - looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them . We do not guarantee that the transactions and events described will happen as described (or that they will happen at all) . You can identify forward - looking statements by the use of forward - looking terminology such as "believes“, "expects“, "may“, "will“, "should“, "seeks“, "approximately“, "intends“, "plans“, "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases . You can also identify forward - looking statements by discussions of strategy, plans or intentions . The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements : rates of default on leases for our assets ; concentration of our portfolio of assets and limited number of tenants ; the estimated growth in and evolving market dynamics of the regulated cannabis market ; the demand for regulated cannabis facilities ; inflation dynamics ; our ability to improve our internal control over financial reporting, including our inability to remediate an identified material weakness, and the costs and the time associated with such efforts ; the impact of pandemics on us, our business, our tenants, or the economy generally ; war and other hostilities, including the conflicts in Ukraine and Israel ; our business and investment strategy ; our projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; availability of suitable investment opportunities in the regulated cannabis industry ; our understanding of our competition and our potential tenants’ alternative financing sources ; the expected medical - use or adult - use cannabis legalization in certain states ; shifts in public opinion regarding regulated cannabis ; the potential impact on us from litigation matters, including rising liability and insurance costs ; the additional risks that may be associated with certain of our tenants cultivating, processing and/or dispensing adult - use cannabis in our facilities ; the state of the U . S . economy generally or in specific geographic areas ; economic trends and economic recoveries ; our ability to access equity or debt capital ; financing rates for our target assets ; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility ; covenants in our debt instruments, which may limit our flexibility and adversely affect our financial condition ; our ability to maintain our investment grade credit rating ; changes in the values of our assets ; our expected portfolio of assets ; our expected investments ; interest rate mismatches between our assets and our borrowings used to fund such investments ; changes in interest rates and the market value of our assets ; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility ; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; our ability to maintain our qualification as a real estate investment trust for U . S . federal income tax purposes ; our ability to maintain our exemption from registration under the Investment Company Act of 1940 ; availability of qualified personnel ; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy . The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance . In addition, we discussed a number of material risks in our most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q . Those risks continue to be relevant to our performance and financial condition . Moreover, we operate in a very competitive and rapidly changing environment . New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements . Any forward - looking statement made by us speaks only of the date on which we make it . We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . Stockholders and investors are cautioned not to unduly rely on such forward - looking statements when evaluating the information presented in our filings and reports . Market and industry data are included in this presentation . We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties . We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable . However, this information may prove to be inaccurate . No representation or warranty is made as to the accuracy of such information . All amounts shown in this report are unaudited . This Supplemental Financial Information Package is not an offer to sell or solicitation to buy securities of Innovative Industrial Properties, Inc . Any offers to sell or solicitations to buy securities of Innovative Industrial Properties, Inc . shall be made only by means of a prospectus approved for that purpose .

Innovative Industrial Properties 4 Company Snapshot State Diversification (1) Massachusetts 14.5% Pennsylvania 14.2% Illinois 12.8% New York 11.2% Michigan 9.6% Florida 8.4% Ohio 5.8% New Jersey 4.7% California 4.1% Maryland 3.9% Other 10.8% Total 100% Company Overview Innovative Industrial Properties, Inc. (NYSE “IIPR”) is an internally managed real estate investment trust (REIT) focused on the acquisition, ownership and management of specialized properties leased to experienced, state - licensed operators for their regulated cannabis facilities . Note : As of March 31 , 2024 , values in thousands except for property count, $ /PSF, or otherwise noted . 1) Based on “Annualized Base Rent” . Refer to “Definitions” for additional details . 2) Refer to “Capital and Debt Summary” and “Definitions” for additional details . 3) Reflects annualized common stock dividend paid on April 15 , 2024 of $ 1 . 82 per share . The decision to declare or pay dividends is in the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared or paid for any time period in any amount . 4) Refer to “Definitions” for additional details . 5) Includes approximately 335 , 000 square feet under development or redevelopment . 6) Weighted by Total Committed / Invested Capital . Refer to “Definitions” for additional details . Market Capitalization (2) $2,933,148 Operating Portfolio (103 Properties) (4) Current Annualized Dividend ($) (3) $7.28 / share Total Rentable Square Feet (5) 8,173 Total Portfolio (4) Total Committed / Invested Capital per Square Foot $277 Total Committed / Invested Capital (4) $2,430,711 % Leased (6) 95.2% Total Properties 108 Weighted Average Lease Length 14.8 Years 10 - 15% No Presence 0 - 5% 5 - 10%

Innovative Industrial Properties 5 Quarterly Performance Summary Note : Dollars in thousands except for $ /share or otherwise noted . All per share amounts are shown on a diluted basis . 1) Refer to “FFO, Normalized FFO, and AFFO Reconciliation” and “Definitions” for additional details . 2) Reflects quarterly common stock dividend declared in the quarter . 3) Calculated by dividing the common stock dividend declared per share by AFFO per common share – diluted . 4) Dollars in billions, refer to “Definitions” for additional details . 5) Refer to “Definitions” for additional details . $2.25 $2.26 $2.29 $2.28 $2.21 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 AFFO (1) $2.06 $2.07 $2.09 $2.07 $1.98 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 Normalized FFO (1) $76,067 $76,457 $77,826 $79,156 $75,454 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 Total Revenues Delta 2024 2023 QoQ 1Q2024 4Q2023 3Q2023 2Q2023 1Q2023 Total Revenues $75,454 $79,156 $77,826 $76,457 $76,067 General and administrative expense $9,562 $10,908 $10,981 $10,570 $10,373 General and administrative expense / total revenues 13% 14% 14% 14% 14% Net income attributable to common stockholders $39,090 $41,295 $41,256 $40,931 $40,754 Net income attributable to common stockholders – diluted (“EPS”) $1.36 $1.45 $1.45 $1.44 $1.43 Funds from operations attributable to common stockholders – diluted (“FFO”) (1) $56,268 $58,443 $57,984 $57,685 $57,537 FFO per common share – diluted (1) $1.98 $2.07 $2.05 $2.04 $2.04 Normalized FFO attributable to common stockholders – diluted (“Normalized FFO”) (1) $56,414 $58,595 $59,096 $58,355 $58,061 Normalized FFO per common share – diluted (1) $1.98 $2.07 $2.09 $2.07 $2.06 Adjusted funds from operations attributable to common stockholders – diluted (“AFFO”) (1) $62,999 $64,338 $64,790 $63,996 $63,373 AFFO per common share – diluted (1) $2.21 $2.28 $2.29 $2.26 $2.25 Common stock dividend per share (2) $1.82 $1.82 $1.80 $1.80 $1.80 AFFO Payout Ratio (3) 82% 80% 79% 80% 80% Total Committed / Invested Capital (4) $2.4B $2.4B $2.4B $2.4B $2.4B % Leased – Operating Portfolio (5) 95.2% 95.8% 98.5% 99.9% 100.0%

Innovative Industrial Properties 6 March 31, December 31, (In thousands, except share and per share amounts) 2024 2023 Assets Real estate, at cost: Land $142,524 $142,524 Buildings and improvements 2,119,566 2,108,218 Construction in progress 123,910 117,773 Total real estate, at cost 2,386,000 2,368,515 Less accumulated depreciation (219,627) (202,692) Net real estate held for investment 2,166,373 2,165,823 Construction loan receivable 22,000 22,000 Cash and cash equivalents 153,502 140,249 Restricted cash - 1,450 Investments 20,026 21,948 Right of use office lease asset 1,255 1,355 In-place lease intangible assets, net 8,030 8,245 Other assets, net 28,327 30,020 Total assets $2,399,513 $2,391,090 Liabilities and stockholders’ equity Liabilities: Exchangeable Senior Notes, net - $4,431 Notes due 2026, net 296,795 296,449 Building improvements and construction funding payable 10,448 9,591 Accounts payable and accrued expenses 12,160 11,406 Dividends payable 52,295 51,827 Rent received in advance and tenant security deposits 60,151 59,358 Other liabilities 12,237 5,056 Total liabilities 444,086 438,118 Stockholders’ equity: Preferred stock, par value $0.001 per share, 50,000,000 shares authorized: 9.00% Series A cumulative redeemable preferred stock, $15,000 liquidation preference ($25.00 per share), 600,000 shares issued and outstanding at March 31, 2024 and December 31, 2023 14,009 14,009 Common stock, par value $0.001 per share, 50,000,000 shares authorized: 28,328,647 and 28,140,891 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively 28 28 Additional paid-in capital 2,111,111 2,095,789 Dividends in excess of earnings (169,721) (156,854) Total stockholders’ equity 1,955,427 1,952,972 Total liabilities and stockholders ’ equity $2,399,513 $2,391,090 Balance Sheet

Innovative Industrial Properties 7 For the Three Months Ended For the Three Months Ended March 31, (In thousands, except share and per share amounts) 2024 2023 Revenues: Rental (including tenant reimbursements) $74,914 $75,529 Other 540 538 Total revenues 75,454 76,067 Expenses: Property expenses 6,709 5,623 General and administrative expense 9,562 10,373 Depreciation and amortization expense 17,150 16,714 Total expenses 33,421 32,710 Income from operations 42,033 43,357 Interest and other income 1,784 2,233 Interest expense (4,389) (4,520) Gain (loss) on exchange of Exchangeable Senior Notes - 22 Net income 39,428 41,092 Preferred stock dividends (338) (338) Net income attributable to common stockholders $39,090 $40,754 Net income attributable to common stockholders per share: Basic $1.37 $1.45 Diluted $1.36 $1.43 Weighted-average shares outstanding: Basic 28,145,017 27,949,747 Diluted 28,461,986 28,223,698 Net Income

Innovative Industrial Properties 8 For the Three Months Ended March 31, (In thousands) 2024 2023 Cash flows from operating activities Net income $39,428 $41,092 Adjustments to reconcile net income to net cash provided by (used in) operating activities Depreciation and amortization 17,150 16,714 Loss (gain) on exchange of Exchangeable Senior Notes - (22) Other non-cash adjustments 28 26 Stock-based compensation 4,315 4,829 Amortization of discounts on investments (188) (1,676) Amortization of debt discount and issuance costs 406 338 Changes in assets and liabilities Other assets, net 1,760 1,360 Accounts payable, accrued expenses and other liabilities 7,874 2,008 Rent received in advance and tenant security deposits 793 (53) Net cash provided by (used in) operating activities 71,566 64,616 Cash flows from investing activities Purchases of investments in real estate - (34,906) Funding of draws for improvements and construction (16,505) (66,026) Funding of construction loan and other investments - (386) Purchases of short-term investments (20,026) (51,772) Maturities of short-term investments 22,136 90,414 Net cash provided by (used in) investing activities (14,395) (62,676) Cash flows from financing activities Issuance of common stock, net of offering costs 11,757 - Principal payment on Exchangeable Senior Notes (4,436) - Payment of deferred financing costs (112) - Dividends paid to common stockholders (51,489) (50,502) Dividends paid to preferred stockholders (338) (338) Taxes paid related to net share settlement of equity awards (750) (568) Net cash provided by (used in) financing activities (45,368) (51,408) Net increase (decrease) in cash, cash equivalents and restricted cash 11,803 (49,468) Cash, cash equivalents and restricted cash, beginning of period 141,699 88,572 Cash, cash equivalents and restricted cash, end of period $153,502 $39,104 Supplemental disclosure of cash flow information: Cash paid during the period for interest, net of interest capitalized $71 $121 Supplemental disclosure of non-cash investing and financing activities: Accrual for current-period additions to real estate $8,980 $20,264 Deposits applied for acquisitions - 250 Accrual for common and preferred stock dividends declared 52,295 51,063 Exchange of Exchangeable Senior Notes for common stock - 1,964 Statements of Cash Flows

Innovative Industrial Properties 9 For the Three Months Ended For the Three Months Ended March 31, (In thousands, except share and per share amounts) 2024 2023 Net income attributable to common stockholders $39,090 $40,754 Real estate depreciation and amortization 17,150 16,714 FFO attributable to common stockholders (basic) 56,240 57,468 Cash and non-cash interest expense on Exchangeable Senior Notes 28 69 FFO attributable to common stockholders (diluted) 56,268 57,537 Litigation-related expense 146 546 Loss (gain) on exchange of Exchangeable Senior Notes - (22) Normalized FFO attributable to common stockholders (diluted) 56,414 58,061 Interest income on seller-financed note (1) 403 134 Deferred lease payments received on sale-type leases (2) 1,456 - Stock-based compensation 4,315 4,829 Non-cash interest expense 388 326 Above-market lease amortization 23 23 AFFO attributable to common stockholders (diluted) $62,999 $63,373 FFO per common share – diluted $1.98 $2.04 Normalized FFO per common share – diluted $1.98 $2.06 AFFO per common share – diluted $2.21 $2.25 Weighted average common shares outstanding – basic 28,145,017 27,949,747 Restricted stock and restricted stock units ("RSUs") 278,890 171,741 Dilutive effect of Exchangeable Senior Notes 38,079 102,210 Weighted average common shares outstanding – diluted 28,461,986 28,223,698 FFO, Normalized FFO, and AFFO Reconciliation 1) Amount reflects the non - refundable interest received on the seller - financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California previously leased to affiliates of Vertical, which is recognized as a deposit liability and is included in other liabilities in our condensed consolidated balance sheet as of March 31 , 2024 , as the transaction did not qualify for recognition as a completed sale . 2) In connection with lease amendments executed on January 1 , 2024 that extended the initial terms of the leases, the GAAP lease classifications at two properties switched from operating leases to sales - type leases . While these properties remain wholly owned by IIP, the non - refundable lease payments attributable to these two properties are no longer included in rental revenue and instead, in accordance with the GAAP treatment required for these two leases, recorded as a deposit liability and included in other liabilities on the condensed consolidated balance sheet as of March 31 , 2024 . The amount included here reflects the non - refundable lease payments received on these two sales - type leases for the three months ended March 31 , 2024 . Prior to these lease amendments, the leases were classified as operating leases and the lease payments received were recognized as rental revenue and therefore, included in net income attributable to common stockholders .

Innovative Industrial Properties 10 2024 2023 (In thousands, except share and per share amounts) 1Q2024 4Q2023 3Q2023 2Q2023 1Q2023 Revenues: Rental (including tenant reimbursements) $74,914 $78,615 $77,286 $75,919 $75,529 Other 540 541 540 538 538 Total revenues 75,454 79,156 77,826 76,457 76,067 Expenses: Property expenses 6,709 7,193 6,318 5,759 5,623 General and administrative expense 9,562 10,908 10,981 10,570 10,373 Depreciation and amortization expense 17,150 17,098 16,678 16,704 16,714 Total expenses 33,421 35,199 33,977 33,033 32,710 Income from operations 42,033 43,957 43,849 43,424 43,357 Interest and other income 1,784 1,821 2,075 2,317 2,233 Interest expense (4,389) (4,145) (4,330) (4,472) (4,520) Gain (loss) on exchange of Exchangeable Senior Notes - - - - 22 Net income 39,428 41,633 41,594 41,269 41,092 Preferred stock dividends (338) (338) (338) (338) (338) Net income attributable to common stockholders $39,090 $41,295 $41,256 $40,931 $40,754 Net income attributable to common stockholders per share: Basic $1.37 $1.46 $1.46 $1.45 $1.45 Diluted $1.36 $1.45 $1.45 $1.44 $1.43 Weighted-average shares outstanding: Basic 28,145,017 27,996,393 27,983,004 27,981,517 27,949,747 Diluted 28,461,986 28,279,834 28,265,605 28,257,239 28,223,698 Historical Net Income

Innovative Industrial Properties 11 2024 2023 (In thousands, except share and per share amounts) 1Q2024 4Q2023 3Q2023 2Q2023 1Q2023 Net income attributable to common stockholders $39,090 $41,295 $41,256 $40,931 $40,754 Real estate depreciation and amortization 17,150 17,098 16,678 16,704 16,714 FFO attributable to common stockholders (basic) 56,240 58,393 57,934 57,635 57,468 Cash and non-cash interest expense on Exchangeable Senior Notes 28 50 50 50 69 FFO attributable to common stockholders (diluted) 56,268 58,443 57,984 57,685 57,537 Litigation-related expense 146 152 1,112 670 546 Loss (gain) on exchange of Exchangeable Senior Notes - - - - (22) Normalized FFO attributable to common stockholders (diluted) 56,414 58,595 59,096 58,355 58,061 Interest income on seller-financed note (1) 403 403 402 403 134 Deferred lease payments received on sale-type leases (2) 1,456 - - - - Stock-based compensation 4,315 4,934 4,934 4,884 4,829 Non-cash interest expense 388 383 335 331 326 Above-market lease amortization 23 23 23 23 23 AFFO attributable to common stockholders (diluted) $62,999 $64,338 $64,790 $63,996 $63,373 FFO per common share – diluted $1.98 $2.07 $2.05 $2.04 $2.04 Normalized FFO per common share – diluted $1.98 $2.07 $2.09 $2.07 $2.06 AFFO per common share – diluted $2.21 $2.28 $2.29 $2.26 $2.25 Weighted average common shares outstanding – basic 28,145,017 27,996,393 27,983,004 27,981,517 27,949,747 Restricted stock and RSUs 278,890 206,667 206,919 201,462 171,741 Dilutive effect of Exchangeable Senior Notes 38,079 76,774 75,682 74,260 102,210 Weighted average common shares outstanding – diluted 28,461,986 28,279,834 28,265,605 28,257,239 28,223,698 Historical FFO, Normalized FFO, and AFFO Reconciliation 1) Amount reflects the non - refundable interest received on the seller - financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California previously leased to affiliates of Vertical, which is recognized as a deposit liability and is included in other liabilities in our condensed consolidated balance sheet as of March 31 , 2024 , as the transaction did not qualify for recognition as a completed sale . 2) In connection with lease amendments executed on January 1 , 2024 that extended the initial terms of the leases, the GAAP lease classifications at two properties switched from operating leases to sales - type leases . While these properties remain wholly owned by IIP, the non - refundable lease payments attributable to these two properties are no longer included in rental revenue and instead, in accordance with the GAAP treatment required for these two leases, recorded as a deposit liability and included in other liabilities on the condensed consolidated balance sheet as of March 31 , 2024 . The amount included here reflects the non - refundable lease payments received on these two sales - type leases for the three months ended March 31 , 2024 . Prior to these lease amendments, the leases were classified as operating leases and the lease payments received were recognized as rental revenue and therefore, included in net income attributable to common stockholders .

Innovative Industrial Properties 12 Current Quarter Existing Total Rentable Purchase Additional Investment Investment Total State Closing / Execution Square Feet Price (1) Commitment / Commitment (1) / Commitment Investment / PSF (2) Amendments New York Feb-24 234 - $16,000 $123,500 $139,500 $596 Total / Wtd. Avg. 234 - $16,000 $123,500 $139,500 $596 Capital Commitments Note : Values in thousands except for $ /PSF . Excludes commitments related to senior secured loans . 1) Excludes transaction costs . 2) Calculated as IIP’s total investment divided by the rentable square feet . 3) Amendments exclude additional commitments for New Leases and improvements for Development / Redevelopment Properties . $147,161 $34,000 $92,238 $57,000 $239,399 $21,500 $25,400 $91,000 - - $14,000 $16,000 2Q2022 3Q2022 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 Acquisitions Amendments First Quarter Capital Commitments Two Year Capital Commitment History (3)

Innovative Industrial Properties 13 # of Rentable Square Feet Tenant State Closing / Execution Leases # % of Total Portfolio Verdant California Jun-23 1 23 0% Mitten Extracts Michigan Dec-23 1 201 2% Cottage Inn Michigan Jan-24 1 2 0% Gold Flora California Mar-24 1 236 3% Total 4 462 5% Note : Rentable square feet values in thousands . 1) As a % of annualized base rent for Operating Portfolio . Refer to “Definitions” for additional details . 2) Includes Pre - Leased Development Properties . Refer to “Definitions” for additional details . Leasing Summary Recent Leasing History through March 31, 2024 - - - - 0% 1% 2% 1% 0% 2% 94% 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Thereafter Representing $2 85 Million in A nnualized Base Rent Expiring Leases (2) - - - 1 1 2 2 5 1 14 74 Lease Expiration Schedule as of March 31, 2024 (1)

Innovative Industrial Properties 14 IIP Portfolio Full Year 2023 (3) Tenant Information Annualized Base Rent (ABR) (1) ABR # of Adjusted Market MSO #Tenant $ % Square Feet (2) / Square Foot Leases Revenue EBITDA (4) Capitalization (5) / SSO (6) 1PharmaCann $48,194 16.9% 697 $69 11 Private Co. Private Co. Private Co. MSO 2Ascend Wellness Holdings 30,005 10.5% 624 $48 4 $519 $107 $271 MSO 3Green Thumb Industries 21,878 7.7% 664 $33 3 1,055 326 3,493 MSO 4Curaleaf 20,047 7.0% 578 $35 8 1,347 305 3,947 MSO 5Trulieve 18,990 6.7% 740 $26 6 1,129 322 2,359 MSO 6The Cannabist Company (f/k/a Columbia Care) 17,623 6.2% 588 $30 21 511 70 164 MSO 7Holistic Industries 17,526 6.2% 333 $53 5 Private Co. Private Co. Private Co. MSO 8Cresco Labs 16,289 5.7% 379 $43 5 771 174 714 MSO 9Parallel 15,567 5.5% 593 $26 2 Private Co. Private Co. Private Co. MSO 10Vireo (f/k/a Goodness Growth) 13,460 4.7% 478 $28 2 88 17 56 MSO Top 10 Tenants Total $219,579 77.1% 5,674 $39 67 Top Tenants Overview 1) Dollars in thousands, r efer to “Definitions” for additional details . 2) Square feet in thousands . 3) Dollars in millions, based on each company’s public securities filings and earnings release, available at www . sec . gov, www . sedar . com, or each company’s respective website, for the year ended December 31 , 2023 . 4) Adjusted EBITDA is a non - GAAP financial measure utilized in the industry . For definitions and reconciliations of Adjusted EBITDA to net income, see each company’s public securities filings, available at www . sec . gov or www . sedar . com . 5) Dollars in millions, per S&P Capital IQ Pro as of 3 / 31 / 2024 . 6) “MSO” stands for Multi - State Operator which means the tenant (or guarantor) conducts cannabis operations in more than one state . “SSO” stands for Single - State O perator which means the tenant (or guarantor) conducts cannabis operations in a single state .

Innovative Industrial Properties 15 Square Feet Invested / Committed Capital $ Date % Under Dev. Total $ / #Tenant State City Acquired Leased In Place (1) / Redev. (2) Total Invested Committed Total $ Square Feet Operating: Cannabis - Industrial 14Front Ventures Illinois Matteson 8/3/2021 100.0% - 250 250 $69,223 $927 $70,150 $281 24Front Ventures* Washington Olympia 12/17/2020 100.0% 114 - 114 17,500 - 17,500 154 34Front Ventures* Massachusetts Holliston 1/28/2022 100.0% 57 - 57 16,000 - 16,000 281 44Front Ventures* Massachusetts Georgetown 12/17/2020 100.0% 67 - 67 15,500 - 15,500 231 5Ascend Wellness Holdings Illinois Barry 12/21/2018 100.0% 166 - 166 71,000 - 71,000 428 6Ascend Wellness Holdings Massachusetts Athol 4/2/2020 100.0% 199 - 199 63,900 - 63,900 321 7Ascend Wellness Holdings New Jersey Franklin 2/10/2022 100.0% 114 - 114 55,000 - 55,000 482 8Ascend Wellness Holdings Michigan Lansing 7/2/2019 100.0% 145 - 145 24,150 - 24,150 167 9AYR Wellness Ohio Akron 5/14/2019 100.0% 11 - 11 3,550 - 3,550 323 10Battle Green Ohio Columbus 3/3/2023 100.0% 157 - 157 41,706 294 42,000 268 11Calyx Peak Missouri Smithville 9/17/2021 100.0% 83 - 83 28,250 - 28,250 340 12Cresco Labs Michigan Marshall 4/22/2020 100.0% 115 - 115 32,000 - 32,000 278 13Cresco Labs Illinois Kankakee 10/22/2019 100.0% 51 - 51 25,496 104 25,600 502 14Cresco Labs Illinois Joliet 10/22/2019 100.0% 39 - 39 20,950 - 20,950 537 15Cresco Labs Ohio Yellow Springs 1/24/2020 100.0% 50 - 50 12,927 618 13,545 271 16Curaleaf Pennsylvania Chambersburg 12/20/2019 100.0% 179 - 179 60,889 751 61,640 344 17Curaleaf Illinois Litchfield 10/30/2019 100.0% 127 - 127 40,000 - 40,000 315 18Curaleaf New Jersey Blue Anchor 7/13/2020 100.0% 123 - 123 35,000 - 35,000 285 19Curaleaf Massachusetts Webster 9/1/2022 100.0% 104 - 104 21,500 - 21,500 207 20Curaleaf North Dakota Fargo 12/20/2019 100.0% 33 - 33 12,190 - 12,190 369 21Emerald Growth Michigan Harrison Township 6/7/2019 100.0% 45 - 45 10,000 - 10,000 222 22Gold Flora California Desert Hot Springs 10/15/2021 100.0% 204 - 204 63,500 - 63,500 311 23Green Thumb Industries Pennsylvania Danville 11/12/2019 100.0% 300 - 300 94,600 - 94,600 315 24Green Thumb Industries Illinois Oglesby 3/6/2020 100.0% 266 - 266 50,000 - 50,000 188 25Green Thumb Industries Ohio Toledo 1/31/2020 100.0% 98 - 98 32,200 - 32,200 329 26Harvest Park Michigan Dimondale 8/2/2018 - 56 - 56 15,799 - 15,799 282 27Holistic Industries Maryland Capitol Heights 5/26/2017 100.0% 72 - 72 33,719 31 33,750 469 28Holistic Industries Pennsylvania New Castle 6/10/2020 100.0% 108 - 108 25,629 21 25,650 238 29Holistic Industries Massachusetts Monson 7/12/2018 100.0% 55 - 55 19,750 - 19,750 359 30Jushi Pennsylvania Scranton 4/6/2018 100.0% 145 - 145 45,800 - 45,800 316 31Maryland Cultivation Processing (MCP) Maryland Hagerstown 4/13/2022 100.0% 84 - 84 25,000 - 25,000 298 32McLane Street California North Palm Springs 5/12/2020 - 70 - 70 17,500 - 17,500 250 33New Beaver Ave.** Pennsylvania Pittsburgh 5/13/2021 10.7% 239 - 239 67,842 90 67,932 284 34Parallel Florida Lakeland 9/18/2020 100.0% 220 - 220 56,400 - 56,400 256 35Parallel Florida Wimauma 3/11/2020 100.0% 373 - 373 51,500 - 51,500 138 36PharmaCann New York Hamptonburgh 12/19/2016 100.0% 234 - 234 124,191 15,309 139,500 596 37PharmaCann Michigan Warren 10/9/2019 100.0% 205 - 205 83,045 550 83,595 408 38PharmaCann Massachusetts Holliston 5/31/2018 100.0% 58 - 58 30,500 - 30,500 526 39PharmaCann Illinois Dwight 10/30/2019 100.0% 66 - 66 28,000 - 28,000 424 40PharmaCann Pennsylvania Olyphant 8/7/2019 100.0% 56 - 56 28,000 - 28,000 500 41PharmaCann Ohio Buckeye Lake 3/13/2019 100.0% 58 - 58 20,000 - 20,000 345 42Sacramento CA (Undisclosed Tenant) California Sacramento 2/8/2019 100.0% 43 - 43 12,710 - 12,710 296 43Temescal Wellness Massachusetts North Adams 5/26/2021 100.0% 71 - 71 26,800 - 26,800 377 44Texas Original Texas Bastrop 6/14/2022 100.0% - 85 85 15,736 6,264 22,000 259 45The Cannabist Company (f/k/a Columbia Care) Pennsylvania Saxton 5/20/2019 100.0% 270 - 270 42,891 109 43,000 159 46The Cannabist Company (f/k/a Columbia Care) Virginia Richmond 1/15/2020 100.0% 82 - 82 19,750 - 19,750 241 47The Cannabist Company (f/k/a Columbia Care) New Jersey Vineland 7/16/2020 100.0% 50 - 50 11,820 - 11,820 236 48The Cannabist Company (f/k/a Columbia Care) Colorado Denver 10/30/2018 100.0% 58 - 58 11,250 - 11,250 194 Note : Subtotals and Totals include fractional amounts . Square footage and dollars in thousands except for $ /PSF . “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space . Data as of March 31 , 2024 . * These properties did not satisfy the requirements for sale - leaseback accounting and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our condensed consolidated balance sheet . **Includes two non - cannabis tenants currently occupying 79 , 000 sqft . 1) Existing square footage for properties where there is no active development or redevelopment . 2) Estimated square footage upon completion of development or redevelopment . Property List

Innovative Industrial Properties 16 Square Feet Invested / Committed Capital $ Date % Under Dev. Total $ / #Tenant State City Acquired Leased In Place (1) / Redev. (2) Total Invested Committed Total $ Square Feet 49The Cannabist Company (f/k/a Columbia Care) Colorado Denver 12/14/2021 100.0% 18 - 18 $9,917 - $9,917 $551 50The Cannabist Company (f/k/a Columbia Care) Colorado Denver 12/14/2021 100.0% 12 - 12 3,276 - 3,276 273 51The Pharm Arizona Willcox 12/15/2017 100.0% 358 - 358 20,000 - 20,000 56 52TILT Holdings Pennsylvania White Haven 2/15/2023 100.0% 58 - 58 15,000 - 15,000 259 53Trulieve Massachusetts Holyoke 7/26/2019 100.0% 150 - 150 43,500 - 43,500 290 54Trulieve Florida Alachua 1/22/2021 100.0% 295 - 295 41,650 - 41,650 141 55Trulieve Maryland Hancock 8/13/2021 100.0% 115 - 115 29,515 - 29,515 257 56Trulieve Florida Quincy 10/23/2019 100.0% 120 - 120 17,000 - 17,000 142 57Trulieve*** Nevada Las Vegas 7/12/2019 100.0% 43 - 43 9,600 - 9,600 223 58Trulieve Arizona Cottonwood 4/27/2022 100.0% 17 - 17 5,238 - 5,238 308 59Vireo (f/k/a Goodness Growth) New York Perth 10/23/2017 100.0% 389 - 389 78,777 2,581 81,358 209 60Vireo (f/k/a Goodness Growth) Minnesota Otsego 11/8/2017 100.0% 89 - 89 9,710 - 9,710 109 Operating: Cannabis - Industrial Subtotal / Wtd. Avg. 95.4% 7,184 335 7,519 $2,013,846 $27,649 $2,041,495 $272 Operating: Cannabis - Retail 61Curaleaf North Dakota Dickinson 12/14/2021 100.0% 5 - 5 $2,045 - $2,045 $409 62Curaleaf North Dakota Devils Lake 12/14/2021 100.0% 4 - 4 1,614 - 1,614 404 63Curaleaf Pennsylvania Bradford 12/14/2021 100.0% 3 - 3 1,058 - 1,058 353 64Green Peak (Skymint) Michigan East Lansing 10/25/2019 100.0% 3 - 3 3,372 28 3,400 1,133 65Green Peak (Skymint) Michigan Lansing 11/4/2019 100.0% 14 - 14 2,225 - 2,225 159 66Green Peak (Skymint) Michigan Flint 11/4/2019 100.0% 6 - 6 2,180 - 2,180 363 67PharmaCann Colorado Commerce City 2/21/2020 100.0% 5 - 5 2,300 - 2,300 460 68PharmaCann Colorado Aurora 12/14/2021 100.0% 2 - 2 1,674 - 1,674 837 69PharmaCann Colorado Berthoud 12/14/2021 100.0% 6 - 6 1,406 - 1,406 234 70PharmaCann Colorado Mancos 12/14/2021 100.0% 4 - 4 1,148 - 1,148 287 71PharmaCann Colorado Pueblo 2/19/2020 100.0% 3 - 3 1,049 - 1,049 350 72Schwazze Colorado Ordway 12/14/2021 100.0% 2 - 2 400 - 400 200 73Schwazze Colorado Rocky Ford 12/14/2021 100.0% 13 - 13 400 - 400 31 74Schwazze Colorado Las Animas 12/14/2021 100.0% 2 - 2 400 - 400 200 75South Mason Drive Michigan Newaygo 11/8/2019 - 2 - 2 995 - 995 498 76The Cannabist Company (f/k/a Columbia Care) Colorado Denver 12/14/2021 100.0% 4 - 4 7,338 - 7,338 1,834 77The Cannabist Company (f/k/a Columbia Care) Colorado Pueblo 12/14/2021 100.0% 6 - 6 4,878 - 4,878 813 78The Cannabist Company (f/k/a Columbia Care) Colorado Aurora 12/14/2021 100.0% 5 - 5 4,229 - 4,229 846 79The Cannabist Company (f/k/a Columbia Care) Colorado Glenwood Springs 12/14/2021 100.0% 4 - 4 4,187 - 4,187 1,047 80The Cannabist Company (f/k/a Columbia Care) Colorado Fort Collins 12/14/2021 100.0% 5 - 5 3,977 - 3,977 795 81The Cannabist Company (f/k/a Columbia Care) Colorado Aurora 12/14/2021 100.0% 4 - 4 3,601 - 3,601 900 82The Cannabist Company (f/k/a Columbia Care) New Jersey Vineland 7/16/2020 100.0% 4 - 4 2,165 - 2,165 541 83The Cannabist Company (f/k/a Columbia Care) Colorado Aurora 12/14/2021 100.0% 5 - 5 1,991 - 1,991 398 84The Cannabist Company (f/k/a Columbia Care) Colorado Englewood 12/14/2021 100.0% 4 - 4 1,778 - 1,778 445 85The Cannabist Company (f/k/a Columbia Care) Colorado Trinidad 12/14/2021 100.0% 9 - 9 1,728 - 1,728 192 86The Cannabist Company (f/k/a Columbia Care) Colorado Silver Plume 12/14/2021 100.0% 4 - 4 1,444 - 1,444 361 87The Cannabist Company (f/k/a Columbia Care) Colorado Black Hawk 12/14/2021 100.0% 4 - 4 1,321 - 1,321 330 88The Cannabist Company (f/k/a Columbia Care) Colorado Edgewater 12/14/2021 100.0% 5 - 5 1,089 - 1,089 218 89The Cannabist Company (f/k/a Columbia Care) Colorado Sheridan 12/14/2021 100.0% 2 - 2 890 - 890 445 90The Pharm Arizona Phoenix 9/19/2019 100.0% 2 - 2 2,500 - 2,500 1,250 91Verano Pennsylvania Harrisburg 3/23/2022 100.0% 3 - 3 2,750 - 2,750 917 92Wilder Road Michigan Bay City 11/4/2019 - 4 - 4 1,740 - 1,740 435 Operating: Cannabis - Retail Subtotal / Wtd. Avg. 96.1% 148 - 148 $69,870 $28 $69,898 $472 Operating: Cannabis - Industrial / Retail Note : Subtotals and Totals include fractional amounts . Square footage and dollars in thousands except for $ /PSF . “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space . Data as of March 31 , 2024 . *** Harvest Health & Recreation Inc . , which is a subsidiary of Trulieve Inc . , executed a lease guaranty in favor of IIP for tenant’s obligations at the property . 1) Existing square footage for properties where there is no active development or redevelopment . 2) Estimated square footage upon completion of development or redevelopment . Property List

Innovative Industrial Properties 17 Square Feet Invested / Committed Capital $ Date % Under Dev. Total $ / #Tenant State City Acquired Leased In Place (1) / Redev. (2) Total Invested Committed Total $ Square Feet Operating: Cannabis - Industrial / Retail 93Cresco Labs Massachusetts Fall River 6/30/2020 100.0% 124 - 124 $26,907 $1,843 $28,750 $232 94Holistic Industries Michigan Madison Heights 9/1/2020 100.0% 63 - 63 28,500 - 28,500 452 95Holistic Industries California Los Angeles 7/23/2019 100.0% 35 - 35 13,977 273 14,250 407 96Kaya Cannabis Colorado Denver 12/14/2021 100.0% 6 - 6 1,299 - 1,299 217 97Schwazze Colorado Pueblo 12/14/2021 100.0% 8 - 8 $2,165 - $2,165 $271 98Sozo Michigan Warren 5/14/2021 100.0% 85 - 85 17,071 159 17,230 203 99The Cannabist Company (f/k/a Columbia Care) Colorado Denver 12/14/2021 100.0% 33 - 33 8,206 - 8,206 249 100 TILT Holdings Massachusetts Taunton 5/16/2022 100.0% 104 - 104 40,000 - 40,000 385 Operating: Cannabis - Industrial / Retail Subtotal / Wtd. Avg. 100.0% 458 - 458 $138,124 $2,276 $140,400 $307 Operating: Non-Cannabis 101 Cottage Inn Michigan Traverse City 11/25/2019 100.0% 2 - 2 $1,272 - $1,272 $636 102 North Anza Road California Palm Springs 4/16/2019 - 24 - 24 6,309 - 6,309 263 103 North Anza Road and Del Sol Road California Palm Springs 4/16/2019 - 22 - 22 5,788 - 5,788 263 Operating: Non-Cannabis Subtotal / Wtd. Avg. 9.5% 48 - 48 $13,369 - $13,369 $279 Operating Portfolio Total / Wtd. Avg. 95.2% 7,838 335 8,173 $2,235,210 $29,952 $2,265,162 $277 Dev. / Redev. Properties (3) 104 Inland Center Drive California San Bernardino 11/16/2020 - - 192 192 $35,819 - $35,819 $187 105 Leah Avenue Texas San Marcos 3/10/2021 - - 63 63 8,231 - 8,231 131 Dev. / Redev. Properties / Wtd. Avg. - - 255 255 $44,050 - $44,050 $173 Pre-Leased Dev. Property (3) 106 Gold Flora California Palm Springs 4/16/2019 100.0% 56 180 236 $34,847 - $34,847 $148 107 Mitten Extracts Michigan Dimondale 4/16/2021 100.0% 97 104 201 61,163 9,903 71,066 354 108 Verdant California Cathedral City 3/25/2022 100.0% - 23 23 14,177 1,410 15,586 678 Pre-Leased Dev. Property / Wtd. Avg. 100.0% 153 307 460 $110,186 $11,313 $121,499 $264 Total Portfolio / Wtd. Avg. 93.7% 7,991 897 8,888 $2,389,445 $41,266 $2,430,711 $273 State Subtotal / Wtd. Avg. 1 Pennsylvania 84.3% 1,361 - 1,361 $384,458 $971 $385,430 $283 2 Massachusetts 100.0% 989 - 989 $304,357 $1,843 $306,200 $310 3 Illinois 100.0% 715 250 965 $304,669 $1,031 $305,700 $317 4 Michigan 93.7% 842 104 946 $283,512 $10,640 $294,152 $311 5 New York 100.0% 623 - 623 $202,967 $17,891 $220,858 $355 6 California 68.3% 454 395 849 $204,626 $1,683 $206,309 $243 7 Florida 100.0% 1,008 - 1,008 $166,550 - $166,550 $165 8 Ohio 100.0% 374 - 374 $110,384 $911 $111,295 $298 9 New Jersey 100.0% 291 - 291 $103,985 - $103,985 $357 10 Maryland 100.0% 271 - 271 $88,234 $31 $88,265 $326 11 Colorado 100.0% 233 - 233 $83,340 - $83,340 $358 12 Texas 72.8% - 148 148 $23,967 $6,264 $30,231 $204 13 Missouri 100.0% 83 - 83 $28,250 - $28,250 $340 14 Arizona 100.0% 377 - 377 $27,737 - $27,737 $74 15 Virginia 100.0% 82 - 82 $19,750 - $19,750 $241 16 Washington 100.0% 114 - 114 $17,500 - $17,500 $154 17 North Dakota 100.0% 42 - 42 $15,849 - $15,849 $377 18 Minnesota 100.0% 89 - 89 $9,710 - $9,710 $109 19 Nevada 100.0% 43 - 43 $9,600 - $9,600 $223 Property List (Continued) Note : Subtotals and Totals include fractional amounts . Square footage and dollars in thousands except for $ /PSF . “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space . Data as of March 31 , 2024 . 1) Existing square footage for properties where there is no active development or redevelopment . 2) Estimated square footage upon completion of development or redevelopment . 3) Refer to “Definitions” for additional details .

Innovative Industrial Properties 18 Date Maturity / Wtd. Amount Loan #City State Loan Type Executed Avg. Maturity Outstanding Commitment 1Coachella California Senior Secured 6/25/2021 0.3 Years (1) $22,000 $23,000 2 Needles (2) California Senior Secured 3/3/2023 3.9 Years 16,100 16,100 Loan Portfolio Total / Wtd. Avg. 1.8 Years $38,100 $39,100 Secured Loans Note : Loan list maturity does not include available loan extensions . 1) Borrower has the option to extend maturity to December 31 , 2024 upon satisfaction of certain conditions and payment of extension fee . 2) Relates to the seller - financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California previously leased to Vertical . The transaction did not qualify for recognition as a completed sale in accordance with GAAP and therefore, we have not derecognized the assets transferred and have not recognized the seller - financed note on our condensed consolidated balance sheet .

Innovative Industrial Properties 19 Debt Maturity Schedule Capital and Debt Summary $300.0 Million 2024 2025 2026 2027 2028 Thereafter Notes Due 2026 Capital Overview 1) Calculated in accordance with the indenture governing the Notes due 2026 , included in the Current Report on Form 8 - K filed with the Securities and Exchange Commission on May 25 , 2021 . Interest Rate / Preferred Rate / Maturity / Wtd. Quarter End (In thousands, except share and per share amounts) Wtd. Avg. Rate Avg. Maturity March 31, 2024 Unsecured debt: Notes due 2026 5.50% 2.1 Years 300,000 Total Unsecured Debt 5.50% 2.1 Years $300,000 Gross Debt 5.50% 2.1 Years $300,000 Series A Preferred Stock: Redemption price per share $25.00 Shares outstanding 600,000 Total Preferred Equity 9.00% $15,000 Total Senior Capital 5.67% $315,000 Equity Market Capitalization: Stock Price as of 03/31/2024 $103.54 Shares outstanding 28,328,647 Equity Market Capitalization $2,933,148 Covenant (1) March 31, 2024 Debt / Total Gross Assets <60% 11% Secured Debt <40% - Unencumbered Total Gross Assets / Unsecured Debt >150% 874% Debt Service Coverage Ratio >1.5x 16.5x Egan Jones Credit Rating BBB+

Innovative Industrial Properties 20 Definitions • Adjusted Funds From Operations (“AFFO”): Management believes that AFFO and AFFO per share are appropriate supplemental measures of a REIT’s operating performance. We calculate AFFO by adjusting Normalized FFO for certain cash and non - cash items. • Annualized Base Rent (“ABR”): ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve. • Development / Redevelopment (“Dev. / Redev.”) Properties: Defined as non - operating assets under development that are not leased and not ready for their intended use. • Exchangeable Senior Notes: 3.75% E xchangeable Senior Notes due 2024. • Funds From Operations (“FFO”): FFO and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s ope rating performance equal to net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, depre cia tion, amortization and impairment related to real estate properties, and after adjustments for unconsolidated partnerships and join t v entures. Management believes that net income, as defined by GAAP, is the most appropriate earnings measurement. However, management be lie ves FFO and FFO per share to be supplemental measures of a REIT’s performance because they provide an understanding of the operat ing performance of our properties without giving effect to certain significant non - cash items, primarily depreciation expense. Histo rical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably ov er time. However, real estate values instead have historically risen or fallen with market conditions. We believe that by excluding the effect of depreciation, FFO and FFO per share can facilitate comparisons of operating performance between periods. We report FFO and FFO per share because th ese measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to ev aluate REITs and because FFO per share is consistently reported, discussed, and compared by research analysts in their notes and pub lic ations about REITs. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share. • GAAP: Accounting principles generally accepted in the United States. • Gross Debt: Calculated as the sum of the principal amount outstanding of the Notes due 2026 and Exchangeable Senior Notes. • Normalized Funds From Operations (“Normalized FFO”): We compute normalized funds from operations (“Normalized FFO”) by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in n atu re and/or not related to our core real estate operations. Exclusion of these items from similar FFO - type metrics is common within the equi ty REIT industry, and management believes that presentation of Normalized FFO and Normalized FFO per share provides investors with a metric to ass ist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of other compa nie s, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Normali zed FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be ex clu ded in calculating Normalized FFO include certain transaction - related gains, losses, income or expense or other non - core amounts as the y occur.

Innovative Industrial Properties 21 Definitions (Continued) • Notes due 2026 : 5.50% Unsecured Senior Notes due 2026. • Operating Portfolio: All properties that (a) are leased or (b) are not leased but ready for their intended use. • Pre - Leased Development (“Dev.”) Property: Defined as non - operating assets under development that are leased but not ready for their intended use. • Series A Preferred: 9.00% Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share. • Total Committed / Invested Capital: Includes (1) total investments in properties (consisting of purchase price and construction funding and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburs e c ertain tenants and sellers for completion of construction and improvements at the properties. Excludes loans listed in “Secured Loans”. • Total Portfolio: All properties, including development / redevelopment properties, pre - leased redevelopment property, and operating portfolio, as of quarter end. • Total Preferred Equity: Calculated by multiplying the total Series A Preferred shares outstanding by the $25 redemption price per share. • Total Senior Capital: Calculated as the sum of Gross Debt and the redemption value of the Series A Preferred Stock. • % Leased: The weighted average percentage of the Operating Portfolio by Total Committed / Invested Capital, which excludes development / redevelopment properties and pre - leased redevelopment property, that is leased as of the period ended.

Innovative Industrial Properties 22 Analyst Coverage Analyst Research Firms Contact Information Tom Catherwood BTIG Email: tcatherwood@btig.com Phone: 212 - 738 - 6140 Merrill Ross Compass Point Research and Trading Email: mross@compasspointllc.com Phone: 202 - 534 - 1392 Eric Des Lauriers Craig - Hallum Capital Group LLC Email: eric.deslauriers@craig - hallum.com Phone: 617 - 275 - 5177 Aaron Hecht JMP Securities Email: ahecht@jmpsecurities.com Phone: 415 - 835 - 3963 Alexander Goldfarb Piper Sandler Email: alexander.goldfarb@psc.com Phone: 212 - 466 - 7937 Scott Fortune Roth Capital Partners Email: sfortune@roth.com Phone: 949 - 720 - 7163 Andrew Rosivach Wolfe Research Email: arosivach@wolferesearch.com Phone: 646 - 582 - 9250 Investor Relations Email: ir@iipreit.com Phone: 858 - 997 - 3332

Innovative Industrial Properties 23 Senior Management Team and Board of Directors Senior Management Name Title Alan Gold Executive Chairman Paul Smithers President, Chief Executive Officer and Director David Smith Chief Financial Officer and Treasurer Catherine Hastings Chief Operating Officer Ben Regin Chief Investment Officer Brian Wolfe Vice President, General Counsel and Secretary Andy Bui Vice President, Chief Accounting Officer Tracie Hager Vice President, Asset Management Kelly Spicher Vice President, Real Estate Counsel Board of Directors Name Title Alan Gold Executive Chairman Paul Smithers President, Chief Executive Officer and Director Gary Kreitzer Vice Chairman (Independent) David Stecher Director (Independent) Scott Shoemaker, MD Director (Independent) Mary Allis Curran Director (Independent)